Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2021

Financial Highlights
	Quarter Ended			Year-to-Date
	June 30		%	June 30		%
(Dollars in millions, except per share data, shares in thousands)	2021	2020	Change	2021	2020	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,471	$3,919	(11.4)%	$6,993	$8,382	(16.6)%
Interest expense	198	440	(55.0)	407	1,216	(66.5)
Net interest income - taxable equivalent	3,273	3,479	(5.9)	6,586	7,166	(8.1)
Less: Taxable-equivalent adjustment	28	31	(9.7)	56	68	(17.6)
Net interest income	3,245	3,448	(5.9)	6,530	7,098	(8.0)
Provision for credit losses	(434)	844	(151.4)	(386)	1,737	(122.2)
Net interest income after provision for credit losses	3,679	2,604	41.3	6,916	5,361	29.0
Noninterest income	2,405	2,423	(0.7)	4,602	4,384	5.0
Noninterest expense	4,011	3,878	3.4	7,621	7,309	4.3
Income before income taxes	2,073	1,149	80.4	3,897	2,436	60.0
Provision for income taxes	415	191	117.3	766	415	84.6
Net income	1,658	958	73.1	3,131	2,021	54.9
Noncontrolling interests	1	3	(66.7)	(3)	6	(150.0)
Net income available to the bank holding company	1,657	955	73.5	3,134	2,015	55.5
Preferred stock dividends and other	98	53	84.9	241	127	89.8
Net income available to common shareholders	1,559	902	72.8	2,893	1,888	53.2
Per Common Share Data
Earnings per share-basic	$1.16	$0.67	73.1%	$2.16	$1.40	54.3%
Earnings per share-diluted	1.16	0.67	73.1	2.14	1.39	54.0
Earnings per share-adjusted diluted (2)	1.55	0.82	89.0	2.72	1.65	64.8
Cash dividends declared	0.45	0.45	—	0.90	0.90	—
Common shareholders' equity	46.20	45.74	1.0	46.20	45.74	1.0
Tangible common shareholders' equity (2)	26.50	26.38	0.5	26.50	26.38	0.5
End of period shares outstanding	1,334,770	1,347,609	(1.0)	1,334,770	1,347,609	(1.0)
Weighted average shares outstanding-basic	1,338,302	1,347,512	(0.7)	1,341,963	1,345,942	(0.3)
Weighted average shares outstanding-diluted	1,349,492	1,355,834	(0.5)	1,354,210	1,356,809	(0.2)
Performance Ratios
Return on average assets	1.28%	0.75%		1.23%	0.82%
Return on average risk-weighted assets (current period is preliminary)	1.75	1.00		1.67	1.06
Return on average common shareholders' equity	10.1	5.9		9.4	6.2
Return on average tangible common shareholders' equity (2)	18.9	11.8		17.7	12.5
Net interest margin - taxable equivalent	2.88	3.13		2.95	3.34
Fee income ratio	42.6	41.3		41.3	38.2
Efficiency ratio-GAAP	71.0	66.1		68.5	63.7
Efficiency ratio-adjusted (2)	56.1	55.8		56.5	55.2
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.25%		0.23%	0.25%
Loans and leases plus foreclosed property	0.39	0.37		0.39	0.37
Net charge-offs as a percentage of average loans and leases	0.20	0.39		0.26	0.38
Allowance for loan and lease losses as a percentage of LHFI	1.79	1.81		1.79	1.81
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.83x	5.24x		4.83x	5.24x
Average Balances
Assets	$518,774	$514,720	0.8%	$513,832	$496,135	3.6%
Securities available for sale (3)	135,647	75,159	80.5	128,984	75,430	71.0
Loans and leases	292,965	326,435	(10.3)	296,235	317,091	(6.6)
Deposits	396,255	370,818	6.9	389,756	352,733	10.5
Common shareholders' equity	61,709	61,484	0.4	61,979	60,854	1.8
Total shareholders' equity	68,665	66,863	2.7	69,352	66,137	4.9
Period-End Balances
Assets	$521,964	$504,336	3.5%	$521,964	$504,336	3.5%
Securities available for sale (3)	139,879	77,805	79.8	139,879	77,805	79.8
Loans and leases	289,494	321,148	(9.9)	289,494	321,148	(9.9)
Deposits	398,279	376,235	5.9	398,279	376,235	5.9
Common shareholders' equity	61,663	61,634	—	61,663	61,634	—
Total shareholders' equity	68,336	68,883	(0.8)	68,336	68,883	(0.8)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.2%	9.7%		10.2%	9.7%
Tier 1	11.9	11.6		11.9	11.6
Total	14.1	14.0		14.1	14.0
Leverage	9.1	9.0		9.1	9.0
Supplementary leverage	7.9	8.5		7.9	8.5
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Average balances reflect AFS securities at amortized cost. Period-end balances reflect AFS securities at fair value.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2020	2020	2020
Summary Income Statement
Interest income - taxable equivalent (1)	$3,471	$3,522	$3,639	$3,652	$3,919
Interest expense	198	209	245	261	440
Net interest income - taxable equivalent	3,273	3,313	3,394	3,391	3,479
Less: Taxable-equivalent adjustment	28	28	28	29	31
Net interest income	3,245	3,285	3,366	3,362	3,448
Provision for credit losses	(434)	48	177	421	844
Net interest income after provision for credit losses	3,679	3,237	3,189	2,941	2,604
Noninterest income	2,405	2,197	2,285	2,210	2,423
Noninterest expense	4,011	3,610	3,833	3,755	3,878
Income before income taxes	2,073	1,824	1,641	1,396	1,149
Provision for income taxes	415	351	311	255	191
Net income	1,658	1,473	1,330	1,141	958
Noncontrolling interests	1	(4)	1	3	3
Net income available to the bank holding company	1,657	1,477	1,329	1,138	955
Preferred stock dividends and other	98	143	101	70	53
Net income available to common shareholders	1,559	1,334	1,228	1,068	902
Per Common Share Data
Earnings per share-basic	$1.16	$0.99	$0.91	$0.79	$0.67
Earnings per share-diluted	1.16	0.98	0.90	0.79	0.67
Earnings per share-adjusted diluted (2)	1.55	1.18	1.18	0.97	0.82
Cash dividends declared	0.45	0.45	0.45	0.45	0.45
Common shareholders' equity	46.20	45.17	46.52	45.86	45.74
Tangible common shareholders' equity (2)	26.50	25.53	26.78	26.63	26.38
End of period shares outstanding	1,334,770	1,344,845	1,348,961	1,348,118	1,347,609
Weighted average shares outstanding-basic	1,338,302	1,345,666	1,348,493	1,347,916	1,347,512
Weighted average shares outstanding-diluted	1,349,492	1,358,932	1,361,763	1,358,122	1,355,834
Performance Ratios
Return on average assets	1.28%	1.17%	1.05%	0.91%	0.75%
Return on average risk-weighted assets (current quarter is preliminary)	1.75	1.58	1.40	1.19	1.00
Return on average common shareholders' equity	10.1	8.7	7.9	6.9	5.9
Return on average tangible common shareholders' equity (2)	18.9	16.4	15.0	13.3	11.8
Net interest margin - taxable equivalent	2.88	3.01	3.08	3.10	3.13
Fee income ratio	42.6	40.1	40.4	39.7	41.3
Efficiency ratio-GAAP	71.0	65.8	67.8	67.4	66.1
Efficiency ratio-adjusted (2)	56.1	56.9	55.9	57.3	55.8
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.25%	0.27%	0.26%	0.25%
Loans and leases plus foreclosed property	0.39	0.42	0.46	0.39	0.37
Net charge-offs as a percentage of average loans and leases	0.20	0.33	0.27	0.42	0.39
Allowance for loan and lease losses as a percentage of LHFI	1.79	1.94	1.95	1.91	1.81
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.83x	4.84x	4.39x	5.22x	5.24x
Average Balances
Assets	$518,774	$508,833	$503,181	$500,826	$514,720
Securities available for sale (3)	135,647	122,246	102,053	79,828	75,159
Loans and leases	292,965	299,541	308,188	315,691	326,435
Deposits	396,255	383,185	375,266	372,211	370,818
Common shareholders' equity	61,709	62,252	61,991	61,804	61,484
Total shareholders' equity	68,665	70,047	70,145	69,634	66,863
Period-End Balances
Assets	$521,964	$517,537	$509,228	$499,183	$504,336
Securities available for sale (3)	139,879	123,807	120,788	86,132	77,805
Loans and leases	289,494	297,179	305,793	312,149	321,148
Deposits	398,279	395,562	381,077	370,747	376,235
Common shareholders' equity	61,663	60,752	62,759	61,819	61,634
Total shareholders' equity	68,336	67,876	70,912	69,973	68,883
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.2%	10.1%	10.0%	10.0%	9.7%
Tier 1	11.9	12.0	12.1	12.2	11.6
Total	14.1	14.3	14.5	14.6	14.0
Leverage	9.1	9.4	9.6	9.6	9.0
Supplementary leverage	7.9	8.3	8.7	8.9	8.5
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Average balances reflect AFS securities at amortized cost. Period-end balances reflect AFS securities at fair value.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions, except per share data, shares in thousands)	2021	2020	$	%	2021	2020	$	%
Interest Income
Interest and fees on loans and leases	$2,901	$3,377	$(476)	(14.1)%	$5,903	$7,153	$(1,250)	(17.5)%
Interest on securities	497	444	53	11.9	940	938	2	0.2
Interest on other earning assets	45	67	(22)	(32.8)	94	223	(129)	(57.8)
Total interest income	3,443	3,888	(445)	(11.4)	6,937	8,314	(1,377)	(16.6)
Interest Expense
Interest on deposits	36	201	(165)	(82.1)	83	622	(539)	(86.7)
Interest on long-term debt	147	211	(64)	(30.3)	295	483	(188)	(38.9)
Interest on other borrowings	15	28	(13)	(46.4)	29	111	(82)	(73.9)
Total interest expense	198	440	(242)	(55.0)	407	1,216	(809)	(66.5)
Net Interest Income	3,245	3,448	(203)	(5.9)	6,530	7,098	(568)	(8.0)
Provision for credit losses	(434)	844	(1,278)	(151.4)	(386)	1,737	(2,123)	(122.2)
Net Interest Income After Provision for Credit Losses	3,679	2,604	1,075	41.3	6,916	5,361	1,555	29.0
Noninterest Income
Insurance income	690	581	109	18.8	1,316	1,130	186	16.5
Wealth management income	345	289	56	19.4	686	621	65	10.5
Service charges on deposits	253	202	51	25.2	511	507	4	0.8
Residential mortgage income	117	341	(224)	(65.7)	217	586	(369)	(63.0)
Investment banking and trading income	317	274	43	15.7	657	392	265	67.6
Card and payment related fees	225	171	54	31.6	425	358	67	18.7
Lending related fees	94	66	28	42.4	194	133	61	45.9
Operating lease income	66	83	(17)	(20.5)	134	160	(26)	(16.3)
Commercial real estate related income	138	49	89	181.6	181	93	88	94.6
Income from bank-owned life insurance	46	45	1	2.2	96	89	7	7.9
Securities gains (losses)	—	300	(300)	NM	—	298	(298)	NM
Other income (loss)	114	22	92	NM	185	17	168	NM
Total noninterest income	2,405	2,423	(18)	(0.7)	4,602	4,384	218	5.0
Noninterest Expense
Personnel expense	2,207	2,008	199	9.9	4,349	3,980	369	9.3
Professional fees and outside processing	341	289	52	18.0	691	536	155	28.9
Net occupancy expense	182	243	(61)	(25.1)	391	464	(73)	(15.7)
Software expense	246	216	30	13.9	456	426	30	7.0
Amortization of intangibles	142	178	(36)	(20.2)	286	343	(57)	(16.6)
Equipment expense	122	120	2	1.7	235	236	(1)	(0.4)
Marketing and customer development	66	56	10	17.9	132	140	(8)	(5.7)
Operating lease depreciation	47	77	(30)	(39.0)	97	148	(51)	(34.5)
Loan-related expense	55	56	(1)	(1.8)	109	118	(9)	(7.6)
Regulatory costs	31	30	1	3.3	56	59	(3)	(5.1)
Merger-related and restructuring charges	297	209	88	42.1	438	316	122	38.6
Loss (gain) on early extinguishment of debt	—	235	(235)	(100.0)	(3)	235	(238)	(101.3)
Other expense	275	161	114	70.8	384	308	76	24.7
Total noninterest expense	4,011	3,878	133	3.4	7,621	7,309	312	4.3
Earnings
Income before income taxes	2,073	1,149	924	80.4	3,897	2,436	1,461	60.0
Provision for income taxes	415	191	224	117.3	766	415	351	84.6
Net income	1,658	958	700	73.1	3,131	2,021	1,110	54.9
Noncontrolling interests	1	3	(2)	(66.7)	(3)	6	(9)	(150.0)
Net income available to the bank holding company	1,657	955	702	73.5	3,134	2,015	1,119	55.5
Preferred stock dividends and other	98	53	45	84.9	241	127	114	89.8
Net income available to common shareholders	$1,559	$902	$657	72.8%	$2,893	$1,888	$1,005	53.2%
Earnings Per Common Share
Basic	$1.16	$0.67	$0.49	73.1%	$2.16	$1.40	$0.76	54.3%
Diluted	1.16	0.67	0.49	73.1	2.14	1.39	0.75	54.0
Weighted Average Shares Outstanding
Basic	1,338,302	1,347,512	(9,210)	(0.7)	1,341,963	1,345,942	(3,979)	(0.3)
Diluted	1,349,492	1,355,834	(6,342)	(0.5)	1,354,210	1,356,809	(2,599)	(0.2)
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2020	2020	2020
Interest Income
Interest and fees on loans and leases	$2,901	$3,002	$3,158	$3,174	$3,377
Interest on securities	497	443	408	393	444
Interest on other earning assets	45	49	45	56	67
Total interest income	3,443	3,494	3,611	3,623	3,888
Interest Expense
Interest on deposits	36	47	67	96	201
Interest on long-term debt	147	148	165	152	211
Interest on other borrowings	15	14	13	13	28
Total interest expense	198	209	245	261	440
Net Interest Income	3,245	3,285	3,366	3,362	3,448
Provision for credit losses	(434)	48	177	421	844
Net Interest Income After Provision for Credit Losses	3,679	3,237	3,189	2,941	2,604
Noninterest Income
Insurance income	690	626	545	518	581
Wealth management income	345	341	332	324	289
Service charges on deposits	253	258	266	247	202
Residential mortgage income	117	100	193	221	341
Investment banking and trading income	317	340	308	244	274
Card and payment related fees	225	200	203	200	171
Lending related fees	94	100	105	77	66
Operating lease income	66	68	77	72	83
Commercial real estate related income	138	43	123	55	49
Income from bank-owned life insurance	46	50	44	46	45
Securities gains (losses)	—	—	—	104	300
Other income (loss)	114	71	89	102	22
Total noninterest income	2,405	2,197	2,285	2,210	2,423
Noninterest Expense
Personnel expense	2,207	2,142	2,108	2,058	2,008
Professional fees and outside processing	341	350	393	323	289
Net occupancy expense	182	209	207	233	243
Software expense	246	210	215	221	216
Amortization of intangibles	142	144	172	170	178
Equipment expense	122	113	121	127	120
Marketing and customer development	66	66	58	75	56
Operating lease depreciation	47	50	54	56	77
Loan-related expense	55	54	65	59	56
Regulatory costs	31	25	32	34	30
Merger-related and restructuring charges	297	141	308	236	209
Loss (gain) on early extinguishment of debt	—	(3)	—	—	235
Other expense	275	109	100	163	161
Total noninterest expense	4,011	3,610	3,833	3,755	3,878
Earnings
Income before income taxes	2,073	1,824	1,641	1,396	1,149
Provision for income taxes	415	351	311	255	191
Net income	1,658	1,473	1,330	1,141	958
Noncontrolling interests	1	(4)	1	3	3
Net income available to the bank holding company	1,657	1,477	1,329	1,138	955
Preferred stock dividends and other	98	143	101	70	53
Net income available to common shareholders	$1,559	$1,334	$1,228	$1,068	$902
Earnings Per Common Share
Basic	$1.16	$0.99	$0.91	$0.79	$0.67
Diluted	1.16	0.98	0.90	0.79	0.67
Weighted Average Shares Outstanding
Basic	1,338,302	1,345,666	1,348,493	1,347,916	1,347,512
Diluted	1,349,492	1,358,932	1,361,763	1,358,122	1,355,834

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
Consumer Banking and Wealth
Net interest income (expense)	$1,688	$1,752	$1,818	$1,856	$1,843
Net intersegment interest income (expense)	430	383	380	341	320
Segment net interest income	2,118	2,135	2,198	2,197	2,163
Allocated provision for credit losses	(4)	100	116	181	270
Noninterest income	925	920	997	997	1,008
Noninterest expense	1,922	1,910	1,949	1,930	1,969
Income (loss) before income taxes	1,125	1,045	1,130	1,083	932
Provision (benefit) for income taxes	263	245	266	256	220
Segment net income (loss)	$862	$800	$864	$827	$712

Corporate and Commercial Banking
Net interest income (expense)	$1,182	$1,208	$1,271	$1,235	$1,351
Net intersegment interest income (expense)	32	6	15	42	(59)
Segment net interest income	1,214	1,214	1,286	1,277	1,292
Allocated provision for credit losses	(399)	(35)	60	311	534
Noninterest income	809	694	789	608	621
Noninterest expense	850	781	842	852	886
Income (loss) before income taxes	1,572	1,162	1,173	722	493
Provision (benefit) for income taxes	345	250	257	146	91
Segment net income (loss)	$1,227	$912	$916	$576	$402

Insurance Holdings
Net interest income (expense)	$25	$24	$26	$31	$33
Net intersegment interest income (expense)	(4)	(4)	(4)	(7)	(10)
Segment net interest income	21	20	22	24	23
Allocated provision for credit losses	(1)	1	2	—	6
Noninterest income	698	633	562	524	598
Noninterest expense	515	479	451	446	448
Income (loss) before income taxes	205	173	131	102	167
Provision (benefit) for income taxes	49	42	32	25	41
Segment net income (loss)	$156	$131	$99	$77	$126

Other, Treasury & Corporate (1)
Net interest income (expense)	$350	$301	$251	$240	$221
Net intersegment interest income (expense)	(458)	(385)	(391)	(376)	(251)
Segment net interest income	(108)	(84)	(140)	(136)	(30)
Allocated provision for credit losses	(30)	(18)	(1)	(71)	34
Noninterest income	(27)	(50)	(63)	81	196
Noninterest expense	724	440	591	527	575
Income (loss) before income taxes	(829)	(556)	(793)	(511)	(443)
Provision (benefit) for income taxes	(242)	(186)	(244)	(172)	(161)
Segment net income (loss)	$(587)	$(370)	$(549)	$(339)	$(282)

Total Truist Financial Corporation
Net interest income (expense)	$3,245	$3,285	$3,366	$3,362	$3,448
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,245	3,285	3,366	3,362	3,448
Allocated provision for credit losses	(434)	48	177	421	844
Noninterest income	2,405	2,197	2,285	2,210	2,423
Noninterest expense	4,011	3,610	3,833	3,755	3,878
Income (loss) before income taxes	2,073	1,824	1,641	1,396	1,149
Provision (benefit) for income taxes	415	351	311	255	191
Net income	$1,658	$1,473	$1,330	$1,141	$958
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
Assets
Cash and due from banks	$5,077	$5,097	$5,029	$4,194	$5,116
Interest-bearing deposits with banks	21,480	27,035	13,839	32,914	36,081
Securities borrowed or purchased under resale agreements	1,242	1,349	1,745	1,300	1,345
Trading assets at fair value	5,945	5,094	3,872	4,670	3,824
Securities available for sale at fair value	139,879	123,807	120,788	86,132	77,805
Loans and leases:
Commercial:
Commercial and industrial	130,924	135,432	138,354	140,874	147,141
CRE	25,399	25,899	26,595	27,474	27,963
Commercial construction	6,160	6,559	6,491	6,772	6,891
Lease financing	4,957	4,883	5,240	5,493	5,783
Consumer:
Residential mortgage	44,036	44,298	47,272	50,379	51,671
Residential home equity and direct	25,334	25,333	26,064	26,558	26,935
Indirect auto	26,696	26,438	26,150	25,269	24,509
Indirect other	11,039	10,631	11,177	11,527	11,592
Student	7,341	7,478	7,552	7,480	7,484
Credit card	4,599	4,560	4,839	4,801	4,856
Total loans and leases held for investment	286,485	291,511	299,734	306,627	314,825
Loans held for sale	3,009	5,668	6,059	5,522	6,323
Total loans and leases	289,494	297,179	305,793	312,149	321,148
Allowance for loan and lease losses	(5,121)	(5,662)	(5,835)	(5,863)	(5,702)
Premises and equipment	3,699	3,787	3,870	3,968	4,002
Goodwill	24,374	24,356	24,447	23,869	23,882
Core deposit and other intangible assets	2,665	2,825	2,984	2,840	3,016
Mortgage servicing rights	2,231	2,365	2,023	1,991	2,077
Other assets	30,999	30,305	30,673	31,019	31,742
Total assets	$521,964	$517,537	$509,228	$499,183	$504,336
Liabilities
Deposits:
Noninterest-bearing deposits	$138,623	$136,555	$127,629	$124,297	$122,694
Interest checking	107,993	107,082	105,269	98,694	99,005
Money market and savings	134,118	132,733	126,238	121,856	123,974
Time deposits	17,545	19,192	21,941	25,900	30,562
Total deposits	398,279	395,562	381,077	370,747	376,235
Short-term borrowings	5,652	5,889	6,092	6,244	5,700
Long-term debt	37,969	37,753	39,597	41,008	42,133
Other liabilities	11,728	10,457	11,550	11,211	11,385
Total liabilities	453,628	449,661	438,316	429,210	435,453
Shareholders' Equity:
Preferred stock	6,673	7,124	8,048	8,048	7,143
Common stock	6,674	6,724	6,745	6,741	6,738
Additional paid-in capital	34,898	35,360	35,843	35,774	35,676
Retained earnings	21,139	20,184	19,455	18,834	18,373
Accumulated other comprehensive loss	(1,048)	(1,516)	716	470	847
Noncontrolling interests	—	—	105	106	106
Total shareholders' equity	68,336	67,876	70,912	69,973	68,883
Total liabilities and shareholders' equity	$521,964	$517,537	$509,228	$499,183	$504,336

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions)	2021	2020	$	%	2021	2020	$	%
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$9,070	$2,237	$6,833	NM	$5,435	$2,255	$3,180	141.0%
U.S. government-sponsored entities (GSE)	1,840	1,844	(4)	(0.2)	1,840	1,850	(10)	(0.5)
Mortgage-backed securities issued by GSE	124,251	70,374	53,877	76.6	121,228	70,595	50,633	71.7
States and political subdivisions	437	505	(68)	(13.5)	441	518	(77)	(14.9)
Non-agency mortgage-backed	17	162	(145)	(89.5)	8	174	(166)	(95.4)
Other	32	37	(5)	(13.5)	32	38	(6)	(15.8)
Total securities	135,647	75,159	60,488	80.5	128,984	75,430	53,554	71.0
Loans and leases:
Commercial:
Commercial and industrial	133,646	152,991	(19,345)	(12.6)	134,843	142,367	(7,524)	(5.3)
CRE	25,645	27,804	(2,159)	(7.8)	25,926	27,425	(1,499)	(5.5)
Commercial construction	6,359	6,748	(389)	(5.8)	6,457	6,578	(121)	(1.8)
Lease financing	4,893	5,922	(1,029)	(17.4)	4,933	5,996	(1,063)	(17.7)
Consumer:
Residential mortgage	43,605	52,380	(8,775)	(16.8)	44,708	52,687	(7,979)	(15.1)
Residential home equity and direct	25,238	27,199	(1,961)	(7.2)	25,447	27,381	(1,934)	(7.1)
Indirect auto	26,444	24,721	1,723	7.0	26,403	24,848	1,555	6.3
Indirect other	10,797	11,282	(485)	(4.3)	10,823	11,116	(293)	(2.6)
Student	7,396	7,633	(237)	(3.1)	7,457	7,710	(253)	(3.3)
Credit card	4,552	4,949	(397)	(8.0)	4,598	5,242	(644)	(12.3)
Total loans and leases held for investment	288,575	321,629	(33,054)	(10.3)	291,595	311,350	(19,755)	(6.3)
Loans held for sale	4,390	4,806	(416)	(8.7)	4,640	5,741	(1,101)	(19.2)
Total loans and leases	292,965	326,435	(33,470)	(10.3)	296,235	317,091	(20,856)	(6.6)
Interest earning trading assets	5,061	3,700	1,361	36.8	4,902	5,017	(115)	(2.3)
Other earning assets	21,592	41,531	(19,939)	(48.0)	19,515	32,641	(13,126)	(40.2)
Total earning assets	455,265	446,825	8,440	1.9	449,636	430,179	19,457	4.5
Nonearning assets	63,509	67,895	(4,386)	(6.5)	64,196	65,956	(1,760)	(2.7)
Total assets	$518,774	$514,720	$4,054	0.8%	$513,832	$496,135	$17,697	3.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$137,892	$113,875	$24,017	21.1%	$133,261	$103,505	$29,756	28.7%
Interest checking	106,121	97,863	8,258	8.4	105,436	91,435	14,001	15.3
Money market and savings	134,029	126,071	7,958	6.3	131,680	123,504	8,176	6.6
Time deposits	18,213	33,009	(14,796)	(44.8)	19,379	34,289	(14,910)	(43.5)
Total deposits	396,255	370,818	25,437	6.9	389,756	352,733	37,023	10.5
Short-term borrowings	6,168	8,998	(2,830)	(31.5)	6,448	13,949	(7,501)	(53.8)
Long-term debt	36,873	55,537	(18,664)	(33.6)	37,344	51,042	(13,698)	(26.8)
Other liabilities	10,813	12,504	(1,691)	(13.5)	10,932	12,274	(1,342)	(10.9)
Total liabilities	450,109	447,857	2,252	0.5	444,480	429,998	14,482	3.4
Shareholders' equity	68,665	66,863	1,802	2.7	69,352	66,137	3,215	4.9
Total liabilities and shareholders' equity	$518,774	$514,720	$4,054	0.8%	$513,832	$496,135	$17,697	3.6%
Average balances exclude basis adjustments for fair value hedges.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$9,070	$1,759	$2,049	$2,218	$2,237
U.S. government-sponsored entities (GSE)	1,840	1,839	1,841	1,842	1,844
Mortgage-backed securities issued by GSE	124,251	118,171	97,660	75,232	70,374
States and political subdivisions	437	444	469	499	505
Non-agency mortgage-backed	17	—	—	—	162
Other	32	33	34	37	37
Total securities	135,647	122,246	102,053	79,828	75,159
Loans and leases:
Commercial:
Commercial and industrial	133,646	136,051	139,223	143,452	152,991
CRE	25,645	26,211	27,030	27,761	27,804
Commercial construction	6,359	6,557	6,616	6,861	6,748
Lease financing	4,893	4,975	5,401	5,626	5,922
Consumer:
Residential mortgage	43,605	45,823	48,847	51,500	52,380
Residential home equity and direct	25,238	25,658	26,327	26,726	27,199
Indirect auto	26,444	26,363	25,788	24,732	24,721
Indirect other	10,797	10,848	11,291	11,530	11,282
Student	7,396	7,519	7,519	7,446	7,633
Credit card	4,552	4,645	4,818	4,810	4,949
Total loans and leases held for investment	288,575	294,650	302,860	310,444	321,629
Loans held for sale	4,390	4,891	5,328	5,247	4,806
Total loans and leases	292,965	299,541	308,188	315,691	326,435
Interest earning trading assets	5,061	4,742	4,538	4,056	3,700
Other earning assets	21,592	17,417	23,887	35,819	41,531
Total earning assets	455,265	443,946	438,666	435,394	446,825
Nonearning assets	63,509	64,887	64,515	65,432	67,895
Total assets	$518,774	$508,833	$503,181	$500,826	$514,720
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$137,892	$128,579	$127,103	$123,966	$113,875
Interest checking	106,121	104,744	99,866	96,707	97,863
Money market and savings	134,029	129,303	124,692	123,598	126,071
Time deposits	18,213	20,559	23,605	27,940	33,009
Total deposits	396,255	383,185	375,266	372,211	370,818
Short-term borrowings	6,168	6,731	6,493	6,209	8,998
Long-term debt	36,873	37,820	40,284	40,919	55,537
Other liabilities	10,813	11,050	10,993	11,853	12,504
Total liabilities	450,109	438,786	433,036	431,192	447,857
Shareholders' equity	68,665	70,047	70,145	69,634	66,863
Total liabilities and shareholders' equity	$518,774	$508,833	$503,181	$500,826	$514,720
Average balances exclude basis adjustments for fair value hedges.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2021			March 31, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$9,070	$16	0.73%	$1,759	$4	0.89%
U.S. government-sponsored entities (GSE)	1,840	11	2.33	1,839	11	2.33
Mortgage-backed securities issued by GSE	124,251	466	1.50	118,171	426	1.44
States and political subdivisions	437	4	3.55	444	4	3.52
Non-agency mortgage-backed	17	—	2.46	—	—	—
Other	32	—	1.88	33	—	1.92
Total securities	135,647	497	1.47	122,246	445	1.45
Loans and leases:
Commercial:
Commercial and industrial	133,646	1,024	3.07	136,051	1,040	3.10
CRE	25,645	183	2.84	26,211	189	2.90
Commercial construction	6,359	45	2.95	6,557	48	3.04
Lease financing	4,893	48	3.91	4,975	53	4.28
Consumer:
Residential mortgage	43,605	474	4.35	45,823	507	4.42
Residential home equity and direct	25,238	361	5.74	25,658	368	5.81
Indirect auto	26,444	409	6.20	26,363	426	6.56
Indirect other	10,797	185	6.86	10,848	187	6.98
Student	7,396	72	3.90	7,519	73	3.96
Credit card	4,552	99	8.73	4,645	106	9.24
Total loans and leases held for investment	288,575	2,900	4.03	294,650	2,997	4.11
Loans held for sale	4,390	28	2.57	4,891	32	2.59
Total loans and leases	292,965	2,928	4.01	299,541	3,029	4.09
Interest earning trading assets	5,061	37	2.82	4,742	32	2.79
Other earning assets	21,592	9	0.19	17,417	16	0.37
Total earning assets	455,265	3,471	3.06	443,946	3,522	3.20
Nonearning assets	63,509			64,887
Total assets	$518,774			$508,833
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$106,121	15	0.06	$104,744	15	0.06
Money market and savings	134,029	8	0.03	129,303	10	0.03
Time deposits	18,213	13	0.28	20,559	22	0.44
Total interest-bearing deposits (3)	258,363	36	0.06	254,606	47	0.07
Short-term borrowings	6,168	15	0.98	6,731	14	0.82
Long-term debt	36,873	147	1.60	37,820	148	1.57
Total interest-bearing liabilities	301,404	198	0.26	299,157	209	0.28
Noninterest-bearing deposits (3)	137,892			128,579
Other liabilities	10,813			11,050
Shareholders' equity	68,665			70,047
Total liabilities and shareholders' equity	$518,774			$508,833
Average interest-rate spread			2.80			2.92

Net interest income/ net interest margin - taxable equivalent		$3,273	2.88%		$3,313	3.01%
Taxable-equivalent adjustment		$28			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Total deposit costs were 0.04% and 0.05% for the three months ended June 30, 2021 and March 31, 2021, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2020			September 30, 2020			June 30, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$2,049	$9	1.62%	$2,218	$10	1.78%	$2,237	$10	1.88%
U.S. government-sponsored entities (GSE)	1,841	11	2.33	1,842	10	2.33	1,844	12	2.33
Mortgage-backed securities issued by GSE	97,660	385	1.58	75,232	366	1.95	70,374	413	2.35
States and political subdivisions	469	3	3.52	499	7	5.03	505	4	3.57
Non-agency mortgage-backed	—	—	—	—	—	—	162	7	16.71
Other	34	—	1.98	37	1	1.99	37	—	2.27
Total securities	102,053	408	1.60	79,828	394	1.97	75,159	446	2.37
Loans and leases:
Commercial:
Commercial and industrial	139,223	1,091	3.12	143,452	1,087	3.02	152,991	1,204	3.16
CRE	27,030	197	2.88	27,761	203	2.88	27,804	227	3.26
Commercial construction	6,616	51	3.13	6,861	55	3.26	6,748	61	3.70
Lease financing	5,401	65	4.82	5,626	52	3.71	5,922	70	4.71
Consumer:
Residential mortgage	48,847	542	4.44	51,500	576	4.47	52,380	608	4.65
Residential home equity and direct	26,327	388	5.86	26,726	394	5.86	27,199	391	5.78
Indirect auto	25,788	416	6.41	24,732	405	6.51	24,721	407	6.63
Indirect other	11,291	195	6.87	11,530	204	7.05	11,282	201	7.18
Student	7,519	80	4.23	7,446	80	4.30	7,633	87	4.55
Credit card	4,818	114	9.35	4,810	109	9.03	4,949	114	9.27
Total loans and leases held for investment	302,860	3,139	4.13	310,444	3,165	4.06	321,629	3,370	4.21
Loans held for sale	5,328	47	3.54	5,247	37	2.78	4,806	36	3.04
Total loans and leases	308,188	3,186	4.12	315,691	3,202	4.04	326,435	3,406	4.19
Interest earning trading assets	4,538	33	2.89	4,056	32	3.23	3,700	39	4.19
Other earning assets	23,887	12	0.20	35,819	24	0.26	41,531	28	0.28
Total earning assets	438,666	3,639	3.31	435,394	3,652	3.34	446,825	3,919	3.52
Nonearning assets	64,515			65,432			67,895
Total assets	$503,181			$500,826			$514,720
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$99,866	17	0.07	$96,707	15	0.06	$97,863	55	0.23
Money market and savings	124,692	10	0.03	123,598	19	0.06	126,071	57	0.18
Time deposits	23,605	40	0.66	27,940	62	0.89	33,009	89	1.09
Total interest-bearing deposits (3)	248,163	67	0.11	248,245	96	0.15	256,943	201	0.32
Short-term borrowings	6,493	13	0.77	6,209	13	0.85	8,998	28	1.24
Long-term debt	40,284	165	1.64	40,919	152	1.48	55,537	211	1.52
Total interest-bearing liabilities	294,940	245	0.33	295,373	261	0.35	321,478	440	0.55
Noninterest-bearing deposits (3)	127,103			123,966			113,875
Other liabilities	10,993			11,853			12,504
Shareholders' equity	70,145			69,634			66,863
Total liabilities and shareholders' equity	$503,181			$500,826			$514,720
Average interest-rate spread			2.98			2.99			2.97

Net interest income/ net interest margin - taxable equivalent		$3,394	3.08%		$3,391	3.10%		$3,479	3.13%
Taxable-equivalent adjustment		$28			$29			$31
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Total deposit costs were 0.07%, 0.10%, and 0.22% for the three months ended December 31, 2020, September 30, 2020, and June 30, 2020, respectively.

10 Truist Financial Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	June 30, 2021			June 30, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$5,435	$20	0.76%	$2,255	$21	1.91%
U.S. government-sponsored entities (GSE)	1,840	22	2.33	1,850	22	2.33
Mortgage-backed securities issued by GSE	121,228	892	1.47	70,595	874	2.48
States and political subdivisions	441	8	3.54	518	9	3.57
Non-agency mortgage-backed	8	—	2.45	174	15	16.71
Other	32	—	1.90	38	—	2.65
Total securities	128,984	942	1.46	75,430	941	2.49
Loans and leases:
Commercial:
Commercial and industrial	134,843	2,064	3.08	142,367	2,623	3.70
CRE	25,926	372	2.87	27,425	514	3.75
Commercial construction	6,457	93	2.99	6,578	137	4.27
Lease financing	4,933	101	4.09	5,996	135	4.49
Consumer:
Residential mortgage	44,708	981	4.39	52,687	1,202	4.56
Residential home equity and direct	25,447	729	5.78	27,381	843	6.19
Indirect auto	26,403	835	6.38	24,848	835	6.76
Indirect other	10,823	372	6.92	11,116	402	7.27
Student	7,457	145	3.93	7,710	191	4.97
Credit card	4,598	205	8.99	5,242	247	9.49
Total loans and leases held for investment	291,595	5,897	4.07	311,350	7,129	4.60
Loans held for sale	4,640	60	2.58	5,741	89	3.10
Total loans and leases	296,235	5,957	4.05	317,091	7,218	4.57
Interest earning trading assets	4,902	69	2.81	5,017	103	4.09
Other earning assets	19,515	25	0.27	32,641	120	0.74
Total earning assets	449,636	6,993	3.13	430,179	8,382	3.91
Nonearning assets	64,196			65,956
Total assets	$513,832			$496,135
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$105,436	30	0.06	$91,435	184	0.41
Money market and savings	131,680	18	0.03	123,504	235	0.38
Time deposits	19,379	35	0.36	34,289	203	1.19
Total interest-bearing deposits (3)	256,495	83	0.07	249,228	622	0.50
Short-term borrowings	6,448	29	0.90	13,949	111	1.60
Long-term debt	37,344	295	1.58	51,042	483	1.90
Total interest-bearing liabilities	300,287	407	0.27	314,219	1,216	0.78
Noninterest-bearing deposits (3)	133,261			103,505
Other liabilities	10,932			12,274
Shareholders' equity	69,352			66,137
Total liabilities and shareholders' equity	$513,832			$496,135
Average interest-rate spread			2.86			3.13

Net interest income/ net interest margin - taxable equivalent		$6,586	2.95%		$7,166	3.34%
Taxable-equivalent adjustment		$56			$68
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Total deposit costs were 0.04% and 0.35% for the six months ended June 30, 2021 and 2020, respectively.

Truist Financial Corporation 11

Credit Quality
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$397	$451	$532	$507	$428
CRE	25	58	75	52	42
Commercial construction	12	13	14	7	13
Lease financing	5	23	28	32	56
Consumer:
Residential mortgage	302	290	316	205	198
Residential home equity and direct	165	172	205	180	192
Indirect auto	148	158	155	137	155
Indirect other	6	6	5	4	3
Total nonaccrual loans and leases held for investment	1,060	1,171	1,330	1,124	1,087
Loans held for sale	78	72	5	130	102
Total nonaccrual loans and leases	1,138	1,243	1,335	1,254	1,189
Foreclosed real estate	13	18	20	30	43
Other foreclosed property	41	38	32	30	20
Total nonperforming assets	$1,192	$1,299	$1,387	$1,314	$1,252
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$144	$142	$78	$84	$57
CRE	24	47	47	36	22
Commercial construction	—	—	—	1	36
Lease financing	58	59	60	1	1
Consumer:
Residential mortgage	727	733	648	640	533
Residential home equity and direct	107	109	88	71	71
Indirect auto	389	399	392	336	342
Indirect other	7	7	6	5	4
Student	13	8	5	5	4
Credit card	32	35	37	38	37
Total performing TDRs	1,501	1,539	1,361	1,217	1,107
Nonperforming TDRs	190	207	164	140	111
Total TDRs	$1,691	$1,746	$1,525	$1,357	$1,218
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$14	$14	$13	$6	$9
CRE	—	—	—	8	3
Lease financing	—	—	—	—	1
Consumer:
Residential mortgage	976	975	841	573	521
Residential home equity and direct	7	11	10	5	9
Indirect auto	2	2	2	8	10
Indirect other	1	1	2	3	3
Student	1,046	1,037	1,111	570	478
Credit card	22	32	29	24	38
Total loans 90 days past due and still accruing	$2,068	$2,072	$2,008	$1,197	$1,072
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$128	$117	$83	$155	$282
CRE	7	9	14	7	6
Commercial construction	1	4	5	—	1
Lease financing	18	35	6	9	10
Consumer:
Residential mortgage	543	577	782	796	703
Residential home equity and direct	73	82	98	103	108
Indirect auto	428	328	495	321	265
Indirect other	47	45	68	52	50
Student	548	556	618	666	442
Credit card	31	35	51	39	34
Total loans 30-89 days past due	$1,824	$1,788	$2,220	$2,148	$1,901

12 Truist Financial Corporation

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
Allowance for Credit Losses
Beginning balance	$6,011	$6,199	$6,229	$6,133	$5,611
Provision for credit losses	(434)	48	177	421	844
Charge-offs:
Commercial:
Commercial and industrial	(51)	(73)	(84)	(112)	(123)
CRE	—	(4)	(19)	(44)	(14)
Commercial construction	—	(2)	(8)	(19)	—
Lease financing	(2)	(6)	(4)	(44)	(4)
Consumer:
Residential mortgage	(4)	(11)	(6)	(4)	(35)
Residential home equity and direct	(57)	(55)	(46)	(52)	(65)
Indirect auto	(69)	(105)	(84)	(72)	(80)
Indirect other	(11)	(17)	(14)	(8)	(20)
Student	(3)	(3)	(3)	(6)	(6)
Credit card	(42)	(40)	(35)	(44)	(50)
Total charge-offs	(239)	(316)	(303)	(405)	(397)
Recoveries:
Commercial:
Commercial and industrial	20	19	34	20	21
CRE	4	1	1	—	4
Commercial construction	1	1	1	2	7
Lease financing	3	—	—	4	—
Consumer:
Residential mortgage	5	2	3	3	2
Residential home equity and direct	20	18	20	16	15
Indirect auto	27	22	24	22	18
Indirect other	7	6	5	4	7
Student	—	—	—	—	1
Credit card	10	9	10	8	6
Total recoveries	97	78	98	79	81
Net charge-offs	(142)	(238)	(205)	(326)	(316)
Other	1	2	(2)	1	(6)
Ending balance	$5,436	$6,011	$6,199	$6,229	$6,133
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD loans)	$4,979	$5,506	$5,668	$5,675	$5,408
Allowance for PCD loans	142	156	167	188	294
Reserve for unfunded lending commitments (RUFC)	315	349	364	366	431
Total	$5,436	$6,011	$6,199	$6,229	$6,133

Truist Financial Corporation 13

	As of/For the Year-to-Date
	Period Ended June 30
(Dollars in millions)	2021	2020
Allowance for Credit Losses
Beginning balance	$6,199	$1,889
CECL adoption - impact to retained earnings before tax	—	2,762
CECL adoption - reserves on PCD assets	—	378
Provision for credit losses	(386)	1,737
Charge-offs:
Commercial:
Commercial and industrial	(124)	(162)
CRE	(4)	(15)
Commercial construction	(2)	(3)
Lease financing	(8)	(6)
Consumer:
Residential mortgage	(15)	(46)
Residential home equity and direct	(112)	(133)
Indirect auto	(174)	(222)
Indirect other	(28)	(38)
Student	(6)	(14)
Credit card	(82)	(103)
Total charge-offs	(555)	(742)
Recoveries:
Commercial:
Commercial and industrial	39	38
CRE	5	4
Commercial construction	2	8
Lease financing	3	—
Consumer:
Residential mortgage	7	4
Residential home equity and direct	38	30
Indirect auto	49	41
Indirect other	13	14
Student	—	1
Credit card	19	14
Total recoveries	175	154
Net charge-offs	(380)	(588)
Other	3	(45)
Ending balance	$5,436	$6,133

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2021	2021	2020	2020	2020
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.64%	0.61%	0.74%	0.70%	0.60%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.72	0.71	0.67	0.39	0.34
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.37	0.40	0.44	0.37	0.35
Nonperforming loans and leases as a percentage of loans and leases (1)	0.39	0.42	0.44	0.40	0.37
Nonperforming assets as a percentage of:
Total assets (1)	0.23	0.25	0.27	0.26	0.25
Loans and leases plus foreclosed property	0.39	0.42	0.46	0.39	0.37
Net charge-offs as a percentage of average loans and leases (2)	0.20	0.33	0.27	0.42	0.39
Allowance for loan and lease losses as a percentage of loans and leases	1.79	1.94	1.95	1.91	1.81
Ratio of allowance for loan and lease losses to:
Net charge-offs	8.98X	5.87X	7.15X	4.52X	4.49X
Nonperforming loans and leases	4.83X	4.84X	4.39X	5.22X	5.24X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.03%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2)The third quarter of 2020 includes $97 million of charge-offs on PCD assets directly related to the implementation of CECL.
				As of/For the Year-to-Date
				Period Ended June 30
				2021	2020
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.26%	0.38%
Ratio of allowance for loan and lease losses to net charge-offs				6.68X	4.82X
Applicable ratios are annualized.

14 Truist Financial Corporation

	June 30, 2021
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$144	100.0%	$—	—%	$—	—%	$144
CRE	24	100.0	—	—	—	—	24
Lease financing	58	100.0	—	—	—	—	58
Consumer:
Residential mortgage	475	65.3	95	13.1	157	21.6	727
Residential home equity and direct	101	94.4	6	5.6	—	—	107
Indirect auto	333	85.6	56	14.4	—	—	389
Indirect other	6	85.7	1	14.3	—	—	7
Student	13	100.0	—	—	—	—	13
Credit card	29	90.6	2	6.3	1	3.1	32
Total performing TDRs (1)	1,183	78.8	160	10.7	158	10.5	1,501
Nonperforming TDRs (2)	89	46.9	16	8.4	85	44.7	190
Total TDRs (1)(2)	$1,272	75.2%	$176	10.4%	$243	14.4%	$1,691
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2021	2021	2020	2020	2020
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.09%	0.16%	0.15%	0.25%	0.27%
CRE			(0.05)	0.04	0.27	0.63	0.15
Commercial construction			(0.06)	0.08	0.39	1.02	(0.43)
Lease financing			(0.04)	0.44	0.20	2.92	0.33
Consumer:
Residential mortgage			(0.01)	0.08	0.03	0.01	0.25
Residential home equity and direct			0.59	0.58	0.39	0.53	0.73
Indirect auto			0.63	1.28	0.92	0.76	1.03
Indirect other			0.17	0.39	0.31	0.21	0.41
Student			0.16	0.16	0.17	0.28	0.31
Credit card			2.75	2.74	2.11	3.00	3.50
Total loans and leases			0.20	0.33	0.27	0.42	0.39
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
ALLL	$5,121	$5,662	$5,835	$5,863	$5,702
Unamortized fair value mark (1)	1,777	2,067	2,395	2,676	3,077
Allowance plus unamortized fair value mark	$6,898	$7,729	$8,230	$8,539	$8,779

Loans and leases held for investment	$286,485	$291,511	$299,734	$306,627	$314,825
Unamortized fair value mark (1)	1,777	2,067	2,395	2,676	3,077
Gross loans and leases	$288,262	$293,578	$302,129	$309,303	$317,902

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.79%	1.94%	1.95%	1.91%	1.81%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.39	2.63	2.72	2.76	2.76
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
Truist Financial Corporation 15

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(2,067)	$(2,395)	$(2,676)	$(3,077)	$(3,539)
Accretion	285	316	356	367	440
Purchase accounting adjustments and other activity	5	12	(75)	34	22
Ending balance	$(1,777)	$(2,067)	$(2,395)	$(2,676)	$(3,077)
Core deposit and other intangible assets
Beginning balance	$2,825	$2,984	$2,840	$3,016	$3,168
Additions - acquisitions	—	14	320	—	—
Amortization of intangibles	(142)	(144)	(172)	(170)	(178)
Amortization in net occupancy expense	(3)	(3)	(4)	(6)	(6)
Purchase accounting adjustments and other activity	(15)	(26)	—	—	32
Ending balance	$2,665	$2,825	$2,984	$2,840	$3,016
Deposits (3)
Beginning balance unamortized fair value mark	$(15)	$(19)	$(26)	$(37)	$(54)
Amortization	3	4	7	11	17
Ending balance	$(12)	$(15)	$(19)	$(26)	$(37)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(196)	$(216)	$(238)	$(262)	$(285)
Amortization	20	20	22	24	23
Ending balance	$(176)	$(196)	$(216)	$(238)	$(262)
(1)Includes the merger with SunTrust. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2020	2020	2020
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$38,688	$38,267	$37,869	$37,879	$37,107
Tier 1	45,359	45,388	45,915	45,925	44,248
Total	53,640	54,245	55,011	55,030	53,436
Risk-weighted assets	379,620	378,458	379,153	377,420	382,826
Average quarterly assets for leverage ratio	496,390	484,961	478,608	476,868	490,203
Average quarterly assets for supplementary leverage ratio	576,858	546,470	530,716	513,230	518,010
Risk-based capital ratios:
Common equity tier 1	10.2%	10.1%	10.0%	10.0%	9.7%
Tier 1	11.9	12.0	12.1	12.2	11.6
Total	14.1	14.3	14.5	14.6	14.0
Leverage capital ratio	9.1	9.4	9.6	9.6	9.0
Supplementary leverage	7.9	8.3	8.7	8.9	8.5
Equity as a percentage of total assets	13.1	13.1	13.9	14.0	13.7
Common equity per common share	$46.20	$45.17	$46.52	$45.86	$45.74

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2020	2020	2020
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$68,336	$67,876	$70,912	$69,973	$68,883
Less:
Preferred stock	6,673	7,124	8,048	8,048	7,143
Noncontrolling interests	—	—	105	106	106
Intangible assets, net of deferred taxes	26,296	26,413	26,629	25,923	26,083
Tangible common equity	$35,367	$34,339	$36,130	$35,896	$35,551

Outstanding shares at end of period (in thousands)	1,334,770	1,344,845	1,348,961	1,348,118	1,347,609
Tangible Common Equity Per Common Share	$26.50	$25.53	$26.78	$26.63	$26.38
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
16 Truist Financial Corporation

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2021	2021	2020	2020	2020
Residential Mortgage Income
Residential mortgage production revenue	$122	$140	$229	$339	$344
Residential mortgage servicing revenue	139	141	150	152	159
Realization of expected residential MSR cash flows	(175)	(208)	(209)	(212)	(176)
Residential mortgage income before MSR valuation	86	73	170	279	327
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(188)	360	62	(54)	(28)
MSRs hedge gains (losses)	219	(333)	(39)	(4)	42
Net MSRs valuation	31	27	23	(58)	14
Total residential mortgage income	$117	$100	$193	$221	$341
Commercial Real Estate Related Income
Commercial mortgage production revenue	$131	$40	$117	$49	$42
Commercial mortgage servicing revenue	17	17	16	16	18
Realization of expected commercial MSR cash flows	(11)	(15)	(11)	(10)	(8)
Commercial real estate related income before MSR valuation	137	42	122	55	52
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(4)	13	3	1	(6)
MSRs hedge gains (losses)	5	(12)	(2)	(1)	3
Net MSRs valuation	1	1	1	—	(3)
Commercial real estate related income	$138	$43	$123	$55	$49
Other Mortgage Banking Information
Residential mortgage loan originations	$14,301	$13,075	$13,235	$15,346	$14,631
Residential mortgage servicing portfolio (1):
Loans serviced for others	178,004	179,836	188,341	198,881	209,070
Bank-owned loans serviced	46,031	48,800	50,693	54,587	56,365
Total servicing portfolio	224,035	228,636	239,034	253,468	265,435
Weighted-average coupon rate on mortgage loans serviced for others	3.66%	3.76%	3.84%	3.92%	3.98%
Weighted-average servicing fee on mortgage loans serviced for others	0.313	0.314	0.317	0.317	0.315

Additional Information
Fair value of derivatives, net	2,614	2,222	3,282	3,646	3,766
Common stock prices:
High	62.89	61.26	49.72	42.04	46.53
Low	52.61	46.71	37.86	33.47	26.41
End of period	55.50	58.32	47.93	38.05	37.55
Banking offices	2,557	2,556	2,781	2,884	2,916
ATMs	3,779	3,807	4,082	4,237	4,354
FTEs (2)	52,248	53,207	53,693	55,000	55,769
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter.
Truist Financial Corporation 17

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Second Quarter 2021
Charitable contribution	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other)	$(175)	$(134)
Acceleration for cash flow hedge unwind	(36)	(28)

Fourth Quarter 2020
Incremental operating expenses related to the merger ($124 million in professional fees and outside processing, $47 million in personnel expense, and $8 million in other expense)	$(179)	$(138)

Third Quarter 2020
Incremental operating expenses related to the merger ($99 million in professional fees and outside processing, $48 million in personnel expense, and $5 million in other expense)	$(152)	$(115)
Charitable contribution	(50)	(38)

Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020	2021	2020
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$4,011	$3,610	$3,833	$3,755	$3,878	$7,621	$7,309
Merger-related and restructuring charges, net	(297)	(141)	(308)	(236)	(209)	(438)	(316)
Gain (loss) on early extinguishment of debt	—	3	—	—	(235)	3	(235)
Incremental operating expense related to the merger	(190)	(175)	(179)	(152)	(129)	(365)	(203)
Amortization of intangibles	(142)	(144)	(172)	(170)	(178)	(286)	(343)
Charitable contribution	(200)	—	—	(50)	—	(200)	—
Acceleration for cash flow hedge unwind	—	(36)	—	—	—	(36)	—
Efficiency Ratio Numerator - Adjusted	$3,182	$3,117	$3,174	$3,147	$3,127	$6,299	$6,212

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,650	$5,482	$5,651	$5,572	$5,871	$11,132	$11,482
Taxable equivalent adjustment	28	28	28	29	31	56	68
Securities (gains) losses	—	—	—	(104)	(300)	—	(298)
Gains on divestiture of certain businesses	—	(37)	—	—	—	(37)	—
Efficiency Ratio Denominator - Adjusted	$5,678	$5,473	$5,679	$5,497	$5,602	$11,151	$11,252

Efficiency Ratio - GAAP	71.0%	65.8%	67.8%	67.4%	66.1%	68.5%	63.7%
Efficiency Ratio - Adjusted	56.1	56.9	55.9	57.3	55.8	56.5	55.2
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
18 Truist Financial Corporation

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2021	2021	2020	2020	2020	2021	2020
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$1,559	$1,334	$1,228	$1,068	$902	$2,893	$1,888
Plus: Amortization of intangibles, net of tax	107	111	131	130	137	218	262
Tangible net income available to common shareholders	$1,666	$1,445	$1,359	$1,198	$1,039	$3,111	$2,150

Average common shareholders' equity	$61,709	$62,252	$61,991	$61,804	$61,484	$61,979	$60,854
Less: Average intangible assets, net of deferred taxes	26,366	26,535	25,930	25,971	26,161	26,450	26,295
Average tangible common shareholders' equity	$35,343	$35,717	$36,061	$35,833	$35,323	$35,529	$34,559

Return on average common shareholders' equity	10.1%	8.7%	7.9%	6.9%	5.9%	9.4%	6.2%
Return on average tangible common shareholders' equity	18.9	16.4	15.0	13.3	11.8	17.7	12.5
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data)	2021	2021	2020	2020	2020	2021	2020
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,559	$1,334	$1,228	$1,068	$902	$2,893	$1,888
Merger-related and restructuring charges	228	108	237	181	160	336	242
Securities (gains) losses	—	—	—	(80)	(230)	—	(228)
Loss (gain) on early extinguishment of debt	(1)	(2)	—	—	180	(3)	180
Incremental operating expenses related to the merger	146	134	138	115	99	280	156
Charitable contribution	153	—	—	38	—	153	—
Acceleration for cash flow hedge unwind	—	28	—	—	—	28	—
Net income available to common shareholders - adjusted	$2,085	$1,602	$1,603	$1,322	$1,111	$3,687	$2,238

Weighted average shares outstanding - diluted	1,349,492	1,358,932	1,361,763	1,358,122	1,355,834	1,354,210	1,356,809

Diluted EPS - GAAP	$1.16	$0.98	$0.90	$0.79	$0.67	$2.14	$1.39
Diluted EPS - adjusted	1.55	1.18	1.18	0.97	0.82	2.72	1.65
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
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